UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2013

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	46-1961563
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York 10012

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background Information

On June 7, 2013, Liberty Global, Inc., a Delaware corporation (“LGI”), Liberty Global plc, a public limited company organized under English law (formerly known as Lynx Europe Limited) (“Liberty Global plc”), and Virgin Media Inc., a Delaware corporation (“Old VMI”), completed the previously-announced business combination transaction pursuant to which Liberty Global plc became the publicly-held parent company of the successors by merger to LGI and Old VMI (the “Mergers”). In connection with the Mergers and pursuant to the Agreement and Plan of Merger dated as of February 5, 2013, as amended on March 6, 2013 (the “Merger Agreement”), by and among LGI, Liberty Global plc, Lynx US MergerCo 1 LLC (“Lynx Merger Sub 1”), Lynx US MergerCo 2 LLC (“Lynx Merger Sub 2”), Viper US MergerCo 1 LLC (“Viper Merger Sub 1” or “New VMI”), Viper US MergerCo 2 LLC (“Viper Merger Sub 2”) and Old VMI, (a) Viper Merger Sub 2 was merged with and into Old VMI, with Old VMI as the surviving entity (the “First Viper Merger”), (b) immediately thereafter, and as part of the same plan, Old VMI as the surviving entity was then merged with and into Viper Merger Sub 1, with Viper Merger Sub 1 as the surviving entity (renamed Virgin Media Inc.) (the “Second Viper Merger”), (c) immediately thereafter, and as part of the same plan, Lynx Merger Sub 2 was merged with and into LGI, with LGI as the surviving entity (the “First Lynx Merger”), and (d) immediately thereafter, and as part of the same plan, LGI as the surviving entity was then merged with and into Lynx Merger Sub 1, with Lynx Merger Sub 1 as the surviving entity (renamed Liberty Global, Inc.).

In connection with the First Viper Merger, each share of common stock, par value $0.01 per share, of Old VMI was converted into the right to receive (a) 0.2582 of a Class A ordinary share of Liberty Global plc, (b) 0.1928 of a Class C ordinary share of Liberty Global plc and (c) $17.50 in cash (without interest). In connection with the First Lynx Merger, each share of Series A common stock, par value $0.01 per share, of LGI was converted into the right to receive one Class A ordinary share of Liberty Global plc, each share of Series B common stock, par value $0.01 per share, of LGI was converted into the right to receive one Class B ordinary share of Liberty Global plc, and each share of Series C common stock, par value $0.01 per share, of LGI was converted into the right to receive one Class C ordinary share of Liberty Global plc. Each Class A ordinary share of Liberty Global plc will be entitled to one vote per share, each Class B ordinary share of Liberty Global plc will be entitled to ten votes per share, and each Class C ordinary share of Liberty Global plc will be issued without voting rights.

The issuance of ordinary shares of Liberty Global plc in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S–4 (File No. 333–187100), filed with the Securities and Exchange Commission (the “SEC”) and declared effective on May 1, 2013 (the “Form S-4”).

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the ordinary shares of Liberty Global plc are deemed to be registered under Section 12(b) of the Exchange Act. The three classes of ordinary shares of Liberty Global plc trade on the NASDAQ Global Select Market under the ticker symbols “LBTYA”, “LBTYB” and “LBTYK”. Liberty Global plc is the successor issuer to Old VMI in relation to Old VMI’s equity securities and is the successor issuer to LGI. Pursuant to Rule 12g-3(b) under the Exchange Act, New VMI, which is now named Virgin Media Inc., is the successor issuer to Old VMI in respect of Old VMI’s outstanding debt securities, which are deemed to be registered under Section 12(g) of the Exchange Act.

A copy of the Merger Agreement is attached as Exhibit 2.1 to Old VMI’s Current Report on Form 8-K filed February 7, 2013 and the amendment thereto is attached as Exhibit 2.1 to Liberty Global’s Current Report on Form 8-K filed March 8, 2013. The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the full text thereof set forth in such Exhibits 2.1.

In this Current Report, convenience translations into U.S. dollars are calculated as of June 11, 2013.

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Mergers, New VMI has become subject to the financial obligations set forth under Item 2.03 below.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Mergers, on June 7, 2013, all amounts outstanding under the facilities agreement dated March 16, 2012 (as from time to time amended, varied, novated or supplemented, the “Facilities Agreement”) between, inter alia, Old VMI and the other parties thereto were repaid and the commitments thereunder terminated.

In connection with the Mergers, certain notes were repaid pursuant to change of control offers. See Item 2.03 below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, on June 7, 2013, pursuant to the Merger Agreement, the Mergers were completed.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement of a Registrant.

Existing Virgin Media Financing Agreements

Convertible Senior Notes

In April 2008, Old VMI issued U.S. dollar denominated 6.50% convertible senior notes due 2016 with an aggregate principal amount at issuance of $1.0 billion (the “Convertible Notes”). Interest on the Convertible Notes is payable on May 15 and November 15 of each year. The Convertible Notes mature on November 15, 2016.

The Convertible Notes were issued pursuant to an indenture, dated as of April 16, 2008 (the “Convertible Notes Indenture”), between Old VMI and The Bank of New York Mellon, as trustee (the “Trustee”). In connection with the Mergers, on June 7, 2013, a supplemental indenture (the “Convertible Notes Supplemental Indenture”) was entered into among Liberty Global plc, New VMI and the Trustee. Pursuant to the Convertible Notes Supplemental Indenture, among other things, New VMI assumed and succeeded to the obligations of Old VMI under the Convertible Notes Indenture, including the obligation to make principal and interest payments on the Convertible Notes, and Liberty Global plc agreed to issue and deliver Class A ordinary shares and Class C ordinary shares of Liberty Global plc to fulfill the conversion obligation of New VMI (as successor to Old VMI) specified in the Convertible Notes Indenture. In addition, pursuant to the Convertible Notes Supplemental Indenture, Liberty Global plc assumed the obligations of Old VMI, and became entitled to exercise any and all of Old VMI’s rights, under a registration rights agreement dated as of April 16, 2008 between Old VMI and certain parties thereto (the “Registration Rights Agreement”) and relating to the registration of the resale of the securities issuable upon conversion of the Convertible Notes.

The Convertible Notes Supplemental Indenture was executed in compliance with the Convertible Notes Indenture, which required Liberty Global plc to enter into the Convertible Notes Supplemental Indenture because, as of and following the effective time of the Mergers, the Convertible Notes are exchangeable for (subject to further adjustment as provided in the Convertible Notes Indenture and subject to New VMI’s right to settle in cash or a combination of stock and cash) 13.4339 Class A ordinary shares of Liberty Global plc, 10.0312 Class C ordinary shares of Liberty Global plc and $910.51 in cash (without interest) for each $1,000 in principal amount of Convertible Notes exchanged. Because the Mergers constitute a “Fundamental Change” and a “Make-Whole Fundamental Change” under the Convertible Notes Indenture, if a holder of the Convertible Notes exchanges the Convertible Notes at any time from June 7, 2013 to, and including, July 9, 2013, the business day immediately prior to the related Fundamental Change Repurchase Date (as defined in the Convertible Notes Indenture) (the “Make-Whole Exchange Period”), such holder would instead receive, subject to the terms and conditions of the Convertible Notes Indenture, 13.8302 Class A ordinary shares of Liberty Global plc, 10.3271 Class C ordinary shares of Liberty Global plc and $937.37 in cash (without interest) for each $1,000 in principal amount of Convertible Notes exchanged (the “Make-Whole Reference Property”). A holder that elects to convert Convertible Notes after the Make-Whole Exchange Period, to the extent then convertible, would receive the Reference Property and not the Make-Whole Reference Property. In addition, because the Mergers constitute a “Fundamental Change,” each holder of Convertible Notes can require New VMI (as successor to Old VMI) to repurchase their Convertible Notes at a purchase price in cash of $1,000 per $1,000 principal amount of the Convertible Notes, plus accrued and unpaid interest up to but not including the date of repurchase of the Notes. New VMI launched the Fundamental Change repurchase offer on June 10, 2013 and the expiration date thereof is 5:00 p.m., New York City time, on July 9, 2013, and the related Fundamental Change Repurchase Date is July 10, 2013. New VMI has filed with the SEC a Tender Offer Statement on Schedule TO that provides more information with respect to such repurchase offer.

The Convertible Notes are convertible under certain circumstances as more fully-described in the Convertible Notes Indenture and Convertible Notes Supplemental Indenture, including, for example, as a result of the Mergers as described above and based on the relationship of the value of the Reference Property to the conversion price of the Notes. The Convertible Notes are not callable.

A copy of the Convertible Notes Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing description of the Convertible Notes Supplemental Indenture is qualified in its entirety by reference to the full text thereof set forth in Exhibit 4.1.

Supplemental Indentures

In connection with the Mergers, on June 7, 2013, our wholly-owned subsidiary, Virgin Media Secured Finance PLC (the “Senior Secured Notes Issuer”) entered into a sixth supplemental indenture between, among others, the Senior Secured Notes Issuer and New VMI under which New VMI assumed all the obligations of Old VMI in connection with the U.S. dollar denominated 6.50% senior secured notes due 2018 with an aggregate principal amount outstanding of $1.0 billion and sterling denominated 7.00% senior secured notes due 2018 with an aggregate principal amount outstanding of £875 million ($1,364.4 million) and a first supplemental indenture between, among others, the Senior Secured Notes Issuer and New VMI, as successor to Old VMI, under which New VMI acceded to all the obligations of Old VMI in connection with the U.S. dollar denominated 5.25% senior secured notes due 2021 with an aggregate principal amount outstanding of $500 million and sterling denominated 5.50% senior secured notes due 2021 with an aggregate principal amount outstanding of £650 million ($1,013.5 million).

In connection with the Mergers, on June 7, 2013, our wholly-owned subsidiary, Virgin Media Finance PLC (the “Senior Notes Issuer”) entered into a third supplemental indenture between, among others, the Senior Notes Issuer and New VMI under which New VMI assumed all the obligations of Old VMI in connection with the U.S. dollar denominated 8.375% Senior Notes due 2019 with an aggregate principal amount outstanding of $507.1 million and sterling denominated 8.875% Senior Notes due 2019 with an aggregate principal amount outstanding of £253.5 million ($395.3 million), a first supplemental indenture between, among others, the Senior Notes Issuer and New VMI under which New VMI assumed all the obligations of Old VMI in connection with the U.S. dollar denominated 5.25% Senior Notes due 2022 with an aggregate principal amount outstanding of $500 million and a first supplemental indenture between, among others, the Senior Notes Issuer and New VMI under which New VMI assumed all the obligations of Old VMI in connection with the U.S. dollar denominated 4.875% senior notes due 2022 with an aggregate principal amount outstanding of $900 million and sterling denominated 5.125% senior notes due 2022 with an aggregate principal amount outstanding of £400 million ($623.7 million).

The foregoing description of the terms and conditions of the these supplemental indentures does not purport and is not intended to be complete and is qualified in its entirety by reference to the full text of the supplemental indentures attached hereto as Exhibits 4.2, 4.3, 4.4, 4.5 and 4.6 , respectively, and incorporated herein by reference.

New Financing Agreements

Senior Secured Notes

On June 7, 2013, the Senior Secured Notes Issuer entered into an accession agreement (the “New 2021 Notes Agreement”) among the Senior Secured Notes Issuer, as acceding issuer, Lynx I Corp., as old issuer (the “Old Senior Secured Notes Issuer”), and the Trustee, whereby the Senior Secured Notes Issuer acceded as issuer and assumed the obligations of the Old Senior Secured Notes Issuer under (i) the Indenture dated as of February 22, 2013, between, among others, the Old Senior Secured Notes Issuer, the Trustee and The Bank of New York Mellon (Luxembourg) S.A., as Luxembourg paying agent (the “Luxembourg Paying Agent”) (the “New 2021 Indenture”), and (ii) the global notes representing the U.S. dollar denominated 5.375% Senior Secured Notes due April 15, 2021 with an aggregate principal amount outstanding of $1.0 billion (the “New 2021 Dollar Notes”) and sterling denominated 6.0% Senior Secured Notes due April 15, 2021 with an aggregate principal amount outstanding of £1.1 billion ($1.7 billion) (the “New 2021 Sterling Notes” and together with the New 2021 Dollar Notes, the “New 2021 Notes”). On June 7, 2013, the Senior Secured Notes Issuer, certain subsidiaries of New VMI, as guarantors (the “Senior Secured Guarantors”) and the Trustee entered into a First Supplemental Indenture (the “New 2021 Notes Supplemental Indenture”) in relation to the New 2021 Indenture, whereby the Senior Secured Guarantors guaranteed the New 2021 Notes on a senior basis.

The New 2021 Notes were issued at par pursuant to a purchase agreement dated as of February 7, 2013 among the Old Senior Secured Notes Issuer and certain financial institutions. Interest on the New 2021 Notes are payable semi-annually on each April 15 and October 15, beginning on October 15, 2013. The New 2021 Notes were issued on February 22, 2013 and were sold in a private placement and resold by the initial purchasers thereof to qualified institutional buyers pursuant to Rule 144A of the Securities Act and to non-U.S. persons pursuant to Regulation S of the Securities Act. The New 2021 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The New 2021 Notes were issued to partially fund the Mergers.

The net proceeds from the New 2021 Notes (after deducting certain transaction expenses) were placed into segregated escrow accounts with a trustee, and such proceeds were released on June 7, 2013 upon closing of the Mergers. The New 2021 Notes are secured by substantially all of the property and assets that secure the Senior Secured Notes Issuer’s existing senior secured notes.

Subject to the circumstances described below, the New 2021 Notes are non-callable until April 15, 2017. At any time prior to April 15, 2017, the Senior Secured Notes Issuer may redeem some or all of the New 2021 Notes by paying a “make-whole” premium, which is the present value of all remaining scheduled interest payments to April 15, 2017 using the discount rate (as specified in the New 2021 Indenture) as of the applicable redemption date plus 50 basis points.

The Senior Secured Notes Issuer may redeem some or all of the New 2021 Notes at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest to the applicable redemption date, if redeemed during the twelve-month period commencing on April 15 of the years set forth below:

	Redemption Price
Year	New 2021 Dollar Notes	New 2021 Sterling Notes
2017	102.688%	103.000%
2018	101.344%	101.500%
2019 and thereafter	100.000%	100.000%

In addition, at any time prior to April 15, 2016, the Senior Secured Notes Issuer may redeem up to 40% of the New 2021 Notes at redemption prices of 105.375% in the case of the New 2021 Dollar Notes and 106.000% in the case of the New 2021 Sterling Notes with the net proceeds from one or more specified equity offerings. Further, the Senior Secured Notes Issuer may redeem all, but not less than all, of the New 2021 Notes at a price equal to their principal amount plus accrued and unpaid interest upon the occurrence of certain changes in tax law.

The foregoing description of the terms and conditions of the New 2021 Notes, the New 2021 Notes Agreement and New 2021 Notes Supplemental Indenture does not purport and is not intended to be complete and is qualified in its entirety by reference to the full text of the New 2021 Indenture, the New 2021 Notes Agreement and New 2021 Notes Supplemental Indenture attached hereto as Exhibits 4.7, 4.8 and 4.9, respectively, and incorporated herein by reference.

Senior Notes

On June 7, 2013, the Senior Notes Issuer entered into an accession agreement (the “New 2023 Notes Agreement”) among the Senior Notes Issuer, as acceding issuer, Lynx II Corp., as old issuer (the “Old Senior Notes Issuer”), and the Trustee, whereby the Senior Notes Issuer acceded as issuer and assumed the obligations of the Old Senior Notes Issuer under (i) the Indenture dated as of February 22, 2013, between, among others, the Old Senior Notes Issuer, the Trustee and the Luxembourg Paying Agent (the “New 2023 Indenture”), and (ii) the global notes representing the U.S. dollar denominated 6.375% Senior Notes due April 15, 2023 with an aggregate principal amount outstanding of $530.0 million (the “New 2023 Dollar Notes”) and sterling denominated 7.0% Senior Notes due April 15, 2023 with an aggregate principal amount outstanding of £250.0 million ($389.8 million) (the “New 2023 Sterling Notes” and together with the New 2023 Dollar Notes, the “New 2023 Notes”). On June 7, 2013, the New 2023 Notes guarantors entered into a First Supplemental Indenture (the “New 2023 Notes Supplemental Indenture”) between, among others, the Senior Notes Issuer, the New 2023 Notes Guarantors (as defined below) and the Trustee, in relation to the New 2023 Indenture, whereby each of New VMI, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc. and Virgin Media Communications Limited guaranteed the New 2023 Notes on a senior basis and each of Virgin Media Investment Holdings Ltd, (VMIH”) and Virgin Media Investments Limited guaranteed the New 2023 Notes on a senior subordinated basis (collectively, the “New 2023 Notes Guarantors”).

The New 2023 Notes were issued at par pursuant to a purchase agreement dated as of February 7, 2013 among the Old Senior Notes Issuer and certain financial institutions. Interest on the New 2023 Notes are payable semi-annually on each April 15 and October 15, beginning on October 15, 2013. The New 2023 Notes were issued on February 22, 2013 and were sold in a private placement and resold by the initial purchasers thereof to qualified institutional buyers pursuant to Rule 144A of the Securities Act and to non-U.S. persons pursuant to Regulation S of the Securities Act. The New 2023 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The New 2023 Notes were issued to partially fund the Mergers.

The net proceeds from the New 2023 Notes (after deducting certain transaction expenses) were placed into segregated escrow accounts with a trustee, and such proceeds were released on June 7, 2013 upon closing of the Mergers.

Subject to the circumstances described below, the New 2023 Notes are non-callable until April 15, 2018. At any time prior to April 15, 2018, the Senior Notes Issuer may redeem some or all of the New 2023 Notes by paying a “make-whole” premium, which is the present value of all remaining scheduled interest payments to April 15, 2018 using the discount rate (as specified in the New 2023 Indenture) as of the applicable redemption date plus 50 basis points.

The Senior Notes Issuer may redeem some or all of the New 2023 Notes at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest to the applicable redemption date, if redeemed during the twelve-month period commencing on April 15 of the years set forth below:

	Redemption Price
Year	New 2023 Dollar Notes	New 2023 Sterling Notes
2018	103.188%	103.500%
2019	102.125%	102.333%
2020	101.063%	101.667%
2021 and thereafter	100.000%	100.000%

In addition, at any time prior to April 15, 2016, the Senior Notes Issuer may redeem up to 40% of the New 2023 Notes at redemption prices of 106.375% in the case of the New 2023 Dollar Notes and 107.000% in the case of the New 2023 Sterling Notes with the net proceeds from one or more specified equity offerings. Further, the Senior Notes Issuer may redeem all, but not less than all, of the New 2023 Notes at a price equal to their principal amount plus accrued and unpaid interest upon the occurrence of certain changes in tax law.

The foregoing description of the terms and conditions of the New 2023 Notes, the New 2023 Notes Agreement and New 2023 Notes Supplemental Indenture does not purport and is not intended to be complete and is qualified in its entirety by reference to the full text of the New 2023 Indenture, the New 2023 Notes Agreement and New 2023 Notes Supplemental Indenture attached hereto as Exhibits 4.10, 4.11 and 4.12, respectively, and incorporated herein by reference.

Senior Secured Credit Facility

On June 7, 2013, the Senior Notes Issuer, as parent, together with certain other subsidiaries of New VMI as borrowers and guarantors entered into a new senior secured credit facility agreement (the “Senior Secured Credit Facility”), pursuant to which the lenders thereunder agreed to provide the borrowers with (a) a £375.0 million ($584.7 million) term loan (“TLA”); (b) a $2,755.0 million term loan (“TLB”); (c) a £600.0 million ($935.6 million) term loan (“TLC” and together with TLA and TLB, the “Term Loans”); and (d) a £660.0 million ($1,029.1 million) revolving credit facility (which includes a letter of credit, guarantee and performance bond facility) (the “RCF”). On June 7, 2013 and June 10, 2013, New VMI borrowed all available amounts under the Term Loans.

The Term Loans are repayable at maturity. The maturity date of the Senior Secured Credit Facility is the earliest to occur of (a) in respect of TLA and the RCF the date falling on the sixth year anniversary of the date of the Senior Secured Credit Facility; (b) in respect of TLB and TLC, the date falling on the seventh year anniversary of the date of the Senior Secured Credit Facility; and (c) in each case, the date on which the Senior Secured Credit Facility has been fully repaid and cancelled.

A portion of the amounts borrowed under the Term Loans were used to repay existing debt of the New VMI borrower group and related fees and expenses. The remaining proceeds from the Term Loans of approximately $1.5 billion and availability under the RCF are available for general corporate purposes, including loans or distributions to other subsidiaries of Liberty Global plc.

The interest rates payable are as follows: (a) TLA, 3.25% per annum, (b) TLB, 2.75% per annum, (c) TLC, 3.75% per annum, and (d) RCF, 3.25% per annum, in each case, plus any mandatory cost (which is the cost of compliance with reserve asset, liquidity, cash margin, special deposit or other like requirements) and either EURIBOR (for loans in euro) or LIBOR (for loans in sterling or dollars).

TLB and TLC are subject to a LIBOR floor of 0.75% per annum and are also subject to a 0.5% fee that will be set off against the proceeds of such tranches when the same are disbursed to the borrowers. With respect to any available but undrawn amounts under the RCF, the borrowers must pay a commitment fee on such amounts at 40% of the RCF margin.

The Senior Secured Credit Facility requires that members of the New VMI borrower group that generate not less than 80% of such group’s EBITDA (as defined in the Senior Secured Credit Facility) in any financial year, guarantee the payment of all sums payable under the Senior Secured Credit Facility and such group members are required to grant first-ranking security over all or substantially all of their assets to secure the payment of all sums payable thereunder. In addition, the holding company of each borrower must give a share pledge over its shares in such borrower.

In addition to mandatory prepayments which must be made for certain disposal proceeds (subject to certain de minimis thresholds), the lenders may cancel their commitments and declare the loans due and payable after 30 business days following the occurrence of a change of control in respect of the New VMI borrower group, subject to certain exceptions.

The Senior Secured Credit Facility requires the New VMI borrower group to maintain a senior net debt leverage ratio, tested as of the end of each six-month period covering two quarterly accounting periods, of no more than 4.25 to 1.00; and at total net debt leverage ratio, tested as of the end of each six-month period covering two quarterly accounting periods, of no more than 5.50 to 1.00.

The Senior Secured Credit Facility contains certain customary events of default, the occurrence of which, subject to certain exceptions and materiality qualifications, would allow the lenders to (a) cancel the total commitments, (b) accelerate all outstanding loans and terminate their commitments thereunder and/or (c) declare that all or part of the loans be payable on demand. The Senior Secured Credit Facility contains certain representations and warranties customary for facilities of this type, which are subject to exceptions, baskets and materiality qualifications.

The Senior Secured Credit Facility restricts the ability of the members of the New VMI borrower group to, among other things, incur or guarantee certain financial indebtedness; make certain disposals and acquisitions or create certain security interests over their assets. In each case, subject to carve-outs from such limitations.

The Senior Secured Credit Facility also requires the borrowers to observe certain affirmative undertakings or covenants, which are subject to materiality and other customary and agreed exceptions.

The Senior Secured Credit Facility is attached hereto as Exhibit 4.13 and is incorporated herein by reference. The foregoing description of the Senior Secured Credit Facility is qualified in its entirety by reference to the full text thereof set forth in Exhibit 4.13.

MergerCo Bridge Facility Agreement

On June 5, 2013, New VMI entered into a short-term unsecured bridge credit facility agreement as borrower, with Liberty Global plc’s wholly-owned subsidiary, UnitedGlobalCom, Inc. (“UGC”), as guarantor and The Royal Bank of Scotland Plc as lender in an aggregate principal amount of approximately $3.545 billion (the “MergerCo Bridge Facility Agreement”).

The final maturity date of the MergerCo Bridge Facility Agreement was the earlier to occur of the date falling three business days after the completion date of the Mergers and June 19, 2013. All amounts borrowed under the MergerCo Bridge Facility Agreement were required to be applied towards paying the consideration for the acquisition undertaken pursuant to the Merger and any related fees, costs and expenses. Liberty Global plc repaid the amounts borrowed under the MergerCo Bridge Facility Agreement on June 12, 2013.

There was no margin or interest payable by the borrower under the MergerCo Bridge Facility Agreement. However, the borrower agreed to pay to the lender a commitment fee.

The MergerCo Bridge Facility Agreement was an unsecured credit facility. However, the lender benefited from a guarantee and indemnity of the payment obligations of the borrower issued by UGC.

The borrower made certain representations and warranties in favor of the lender (including with respect to its corporate status, capacity and authority to enter into the finance documents, its solvency, the binding nature of its obligations and the non-conflict of such obligations with its other obligations, as to the activities that it carries out and the accuracy of the information provided). It also gave certain customary undertakings (including the maintenance of necessary authorisations, compliance with laws and the pari passu ranking of the loan).

Promissory Note

On June 6, 2013, New VMI entered into an intercompany note agreement with LGI, an affiliate of the New VMI, pursuant to which New VMI issued a promissory note in the original principal amount of $1,265.5 million (the “LGI Note”). The LGI Note is a senior unsecured obligation of New VMI and ranks equally with all other senior unsecured debt of New VMI.

The final maturity date of the LGI Note is January 15, 2021. Interest accrues on the LGI Note at a rate of 7.5% per annum and is payable annually on July 6 of each year, beginning July 6, 2014, and at maturity. The LGI Note may be prepaid at any time, subject to a premium of 1% of the principal amount prepaid during the period from August 1, 2013 through June 5, 2017.

The LGI Note contains certain customary representations, warranties, affirmative and restrictive covenants, events of default and mandatory prepayments. In addition, the LGI Note contains certain financial covenants.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Pursuant to the terms of (A) the Senior Notes Issuer’s (i) $900.0 million 4.875% Senior Notes due 2022 (the “4.875% Dollar Senior Notes”), (ii) $500.0 million 5.25% Senior Notes due 2022 (the “5.25% Dollar Senior Notes” and, together with the 4.875% Dollar Senior Notes, the “2022 Dollar Senior Notes”), and (iii) £400.0 million 5.125% Senior Notes due 2022 (the “2022 Sterling Senior Notes” and, together with 2022 Dollar Senior Notes, the “2022 Senior Notes”) and (B) the Secured Notes Issuer’s (i) $500.0 million 5.25% Senior Secured Notes due 2021 (the “2021 Dollar Senior Secured Notes”), and (ii) £650.0 million 5.50% Senior Secured Notes due 2021 (the “2021 Sterling Senior Secured Notes” and, together with the 2021 Dollar Senior Secured Notes, the “2021 Senior Secured Notes”), following the consummation of a “Change of Control” (as defined in each of the applicable indentures), holders of the 2021 Senior Secured Notes and the 2022 Senior Notes have the right to require the Senior Notes Issuer or the Senior

Secured Notes Issuer, as applicable, to purchase all or a portion of such holders’ notes, plus any accrued and unpaid interest up to, but not including, the date of purchase. On May 3, 2013, (i) the Senior Notes Issuer launched a change of control offer in connection with the 2021 Senior Secured Notes and (ii) the Senior Secured Notes Issuer launched a change of control offer in connection with the 2022 Senior Notes as a “Change of Control” would occur upon the consummation of the Mergers.

The change of control offers expired on June 7, 2013, and, on June 11, 2013, the Senior Notes Issuer and the Senior Secured Notes Issuer, as applicable, purchased the following notes, which were validly tendered and not validly withdrawn in the change of control offers (in thousands):

Description of Notes	CUSIP/ISIN/COMMON CODE	Outstanding Aggregate Principal Amount	Principal Amount Tendered	Percentage of Outstanding Principal Amount Tendered(1)
Dollar-denominated 5.25% Senior Notes due 2022	CUSIP 92769V AC3, ISIN US92769VAC37	$500,000	$405,029	81.01%
Dollar-denominated 4.875% Senior Notes due 2022	CUSIP 92769VAD1, ISIN US92769VAD10	$900,000	$781,335	86.82%
Sterling-denominated 5.125% Senior Notes due 2022	ISIN XS0850236596, Common Code 085023659	£400,000	£355,915	88.98%
Dollar-denominated 5.25% Senior Secured Notes due 2021	Regulation S Notes: CUSIP G9372G AC2, ISIN USG9372GAC27 Rule 144A Notes: CUSIP 92769X AE5, ISIN US92769XAE58 Registered Notes: CUSIP 92769XAF2, ISIN US92769XAF24	$500,000	$52,135	10.43%
Sterling-denominated 5.50% Senior Secured Notes due 2021	Regulation S Notes: ISIN XS0597901965, Common Code 059790196 Rule 144A Notes: ISIN XS0597902260, Common Code 059790226	£650,000	£21,600	3.32%

(1)	Rounded to the nearest one-hundredth of a percent.

As a result of certain consent solicitations launched on February 6, 2013, the Senior Secured Notes Issuer and the Senior Notes Issuer were not required to offer to repurchase (A) the Senior Secured Notes Issuer’s (i) £866.0 million ($1,350.4 million) aggregate principal amount of its 7.00% Senior Secured Notes due 2018 and (ii) $612.0 million aggregate principal amount of its 6.50% Senior Secured Notes due 2018 and (B) the Senior Notes Issuer’s (i) £346.0 million ($539.5 million) aggregate principal amount of its 8.875% Senior Notes due 2019 and (ii) $366.0 million aggregate principal amount of its 8.375% Senior Notes due 2019, respectively, in connection with the Mergers.

See Item 2.03 above for a description of the effect of the Mergers on the Convertible Notes.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 7, 2013, New VMI notified The NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the First Viper Merger and that, as described above, the shares of Old VMI common stock were converted into the right to receive (a) 0.2582 of a Class A ordinary share of Liberty Global plc, (b) 0.1928 of a Class C ordinary share of Liberty Global plc and (c) $17.50 in cash (without interest).

Pursuant to New VMI’s written request to NASDAQ, the listing of Old VMI common stock on The NASDAQ Global Select Market was suspended prior to the open of trading on June 10, 2013. New VMI also requested that NASDAQ file with the SEC a notification of removal from listing on Form 25 with respect to Old VMI common stock. NASDAQ filed the Form 25 on June 7, 2013. In addition, New VMI will file with the SEC a certification and notice of termination of registration on Form 15 requesting that Old VMI common stock be deregistered under Section 12(g) of the Exchange Act, and that the reporting obligations of New VMI with respect to its common stock under Sections 13 and 15(d) of the Exchange Act be suspended. New VMI will continue to have reporting obligations with respect to certain of its debt instruments.

Item 5.01 Changes in Control of Registrant.

As a result of the First Viper Merger and the other transactions contemplated by the Merger Agreement, New VMI became a wholly-owned indirect subsidiary of Liberty Global plc. The information contained in the Background Section and Item 3.01 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Mergers and pursuant to the terms of the Merger Agreement, the Restated Certificate of Incorporation and the Bylaws of New VMI were adopted in the form set forth in Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference. Specifically, at the effective time of the Second Viper Merger, the certificate of incorporation and bylaws of New VMI as in effect immediately prior to the effective time of the Second Viper Merger became the certificate of incorporation and bylaws of New VMI from and after the effective time of the Second Viper Merger until thereafter amended in accordance with their terms and as provided by applicable law.

Item 8.01 Other Information.

The listing of Old VMI’s common stock on the Official List and the admission of those shares to trading on the Main Market of the London Stock Exchange was cancelled with effect from 8:00 A.M. London time on June 10, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of New VMI, dated June 7, 2013.

3.2	Amended and Restated By-Laws of New VMI.

4.1	Supplemental Indenture, dated as of June 7, 2013, among Liberty Global plc, Viper US MergerCo 1 Corp. (now known as Virgin Media Inc.) and The Bank of New York Mellon, as Trustee in connection with the U.S. dollar denominated 6.50% convertible senior notes due 2016 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.2	Sixth Supplemental Indenture, dated June 7, 2013, between, among others, Virgin Media Secured Finance PLC, Virgin Media Inc. and The Bank of New York Mellon as trustee and paying agent in connection with the U.S. dollar denominated 6.50% senior secured notes due 2018 and sterling denominated 7.00% senior secured notes due 2018 (incorporated by reference to Exhibit 4.10 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.3	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Secured Finance PLC, Virgin Media Inc. and The Bank of New York Mellon as trustee and paying agent in connection with the U.S. dollar denominated 5.25% senior secured notes due 2021 and sterling denominated 5.50% senior secured notes due (incorporated by reference to Exhibit 4.12 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.4	Third Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Finance PLC, Virgin Media and The Bank of New York Mellon, as trustee and paying agent in connection with the U.S. dollar denominated 8.375% Senior Notes due 2019 and sterling denominated 8.875% Senior Notes due 2019.

4.5	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Finance PLC, Virgin Media Inc. and The Bank of New York Mellon as trustee and paying agent in connection with the U.S. dollar denominated 5.25% Senior Notes due 2022.

4.6	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Finance PLC, Virgin Media Inc. and The Bank of New York Mellon, as trustee and paying agent in connection with the U.S. dollar denominated 4.875% senior notes due 2022 and sterling denominated 5.125% senior notes due 2022.

4.7	Accession Agreement, dated as of June 7, 2013, between, among others, Virgin Media Secured Finance PLC, as acceding issuer, Lynx I Corp. and The Bank of New York Mellon, as trustee and paying agent (incorporated by reference to Exhibit 4.13 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.8	Indenture, dated as of February 22, 2013, among Lynx I Corp., as issuer, The Bank of New York Mellon, London Branch, as trustee, transfer agent and principal paying agent and The Bank of New York Mellon, as paying agents and Newco security trustee in connection with the U.S. dollar denominated 5.375% Senior Secured Notes due 2021 and sterling denominated 6.0% Senior Secured Notes due 2021 (incorporated by reference to Exhibit 4.14 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.9	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Secured Finance PLC and The Bank of New York Mellon, as trustee and paying agent trustee in connection with the U.S. dollar denominated 5.375% Senior Secured Notes due 2021 and sterling denominated 6.0% Senior Secured Notes due 2021 (incorporated by reference to Exhibit 4.15 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.10	Accession Agreement, dated as of June 7, 2013, among Lynx II Corp., Virgin Media Finance PLC and The Bank of New York Mellon, as trustee and paying agent (incorporated by reference to Exhibit 4.16 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.11	Indenture, dated as of February 22, 2013, among Lynx II Corp., as issuer, The Bank of New York Mellon, London Branch, as trustee, transfer agent and principal paying agent and The Bank of New York Mellon, as paying agents and Newco security trustee in connection with the U.S. dollar denominated 6.375% Senior Notes due 2023 and sterling denominated 7.0% Senior Notes due 2023 (incorporated by reference to Exhibit 4.17 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.12	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Finance PLC and The Bank of New York Mellon, as trustee and paying agent trustee in connection with the U.S. dollar denominated 6.375% Senior Notes due 2023 and sterling denominated 7.0% Senior Notes due 2023 (incorporated by reference to Exhibit 4.18 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.13	Senior Facilities Agreement, dated as of June 7, 2013, among, among others, Virgin Media Finance PLC, certain other subsidiaries of Virgin Media Inc. and the lenders thereto (incorporated by reference to Exhibit 4.19 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2013

Virgin Media Inc.

By:	/s/ Leonard P. Stegman
	Name:	Leonard P. Stegman
	Title:	Vice President

EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of New VMI, dated June 7, 2013.

3.2	Amended and Restated By-Laws of New VMI.

4.1	Supplemental Indenture, dated as of June 7, 2013, among Liberty Global plc, Viper US MergerCo 1 Corp. (now known as Virgin Media Inc.) and The Bank of New York Mellon, as Trustee in connection with the U.S. dollar denominated 6.50% convertible senior notes due 2016 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.2	Sixth Supplemental Indenture, dated June 7, 2013, between, among others, Virgin Media Secured Finance PLC, Virgin Media Inc. and The Bank of New York Mellon as trustee and paying agent in connection with the U.S. dollar denominated 6.50% senior secured notes due 2018 and sterling denominated 7.00% senior secured notes due 2018 (incorporated by reference to Exhibit 4.10 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.3	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Secured Finance PLC, Virgin Media Inc. and The Bank of New York Mellon as trustee and paying agent in connection with the U.S. dollar denominated 5.25% senior secured notes due 2021 and sterling denominated 5.50% senior secured notes due (incorporated by reference to Exhibit 4.12 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.4	Third Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Finance PLC, Virgin Media and The Bank of New York Mellon, as trustee and paying agent in connection with the U.S. dollar denominated 8.375% Senior Notes due 2019 and sterling denominated 8.875% Senior Notes due 2019.

4.5	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Finance PLC, Virgin Media Inc. and The Bank of New York Mellon as trustee and paying agent in connection with the U.S. dollar denominated 5.25% Senior Notes due 2022.

4.6	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Finance PLC, Virgin Media Inc. and The Bank of New York Mellon, as trustee and paying agent in connection with the U.S. dollar denominated 4.875% senior notes due 2022 and sterling denominated 5.125% senior notes due 2022.

4.7	Accession Agreement, dated as of June 7, 2013, between, among others, Virgin Media Secured Finance PLC, as acceding issuer, Lynx I Corp. and The Bank of New York Mellon, as trustee and paying agent (incorporated by reference to Exhibit 4.13 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.8	Indenture, dated as of February 22, 2013, among Lynx I Corp., as issuer, The Bank of New York Mellon, London Branch, as trustee, transfer agent and principal paying agent and The Bank of New York Mellon, as paying agents and Newco security trustee in connection with the U.S. dollar denominated 5.375% Senior Secured Notes due 2021 and sterling denominated 6.0% Senior Secured Notes due 2021 (incorporated by reference to Exhibit 4.14 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.9	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Secured Finance PLC and The Bank of New York Mellon, as trustee and paying agent trustee in connection with the U.S. dollar denominated 5.375% Senior Secured Notes due 2021 and sterling denominated 6.0% Senior Secured Notes due 2021 (incorporated by reference to Exhibit 4.15 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.10	Accession Agreement, dated as of June 7, 2013, among Lynx II Corp., Virgin Media Finance PLC and The Bank of New York Mellon, as trustee and paying agent (incorporated by reference to Exhibit 4.16 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.11	Indenture, dated as of February 22, 2013, among Lynx II Corp., as issuer, The Bank of New York Mellon, London Branch, as trustee, transfer agent and principal paying agent and The Bank of New York Mellon, as paying agents and Newco security trustee in connection with the U.S. dollar denominated 6.375% Senior Notes due 2023 and sterling denominated 7.0% Senior Notes due 2023 (incorporated by reference to Exhibit 4.17 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.12	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Finance PLC and The Bank of New York Mellon, as trustee and paying agent trustee in connection with the U.S. dollar denominated 6.375% Senior Notes due 2023 and sterling denominated 7.0% Senior Notes due 2023 (incorporated by reference to Exhibit 4.18 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).

4.13	Senior Facilities Agreement, dated as of June 7, 2013, among, among others, Virgin Media Finance PLC, certain other subsidiaries of Virgin Media Inc. and the lenders thereto (incorporated by reference to Exhibit 4.19 to the Current Report on Form 8-K of Liberty Global plc filed June 12, 2013 (File No. 001-35961)).